                                                                    Exhibit 10.2


                           FIRST AMENDMENT AND CONSENT

      FIRST AMENDMENT AND CONSENT (this "Amendment"), dated as of November 10, 1998, among BIG FLOWER HOLDINGS, INC., a Delaware corporation ("Holdings"), BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation ("BFPH"), TREASURE CHEST ADVERTISING COMPANY, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("Treasure Chest"), WEBCRAFT, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("Webcraft"), BIG FLOWER DIGITAL SERVICES, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("BF Digital"), BIG FLOWER LIMITED, a Wholly-Owned Subsidiary of BFPH and a limited company organized under the laws of England ("BFL"), OLWEN DIRECT MAIL LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Olwen"), BIG FLOWER DIGITAL SERVICES LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("BFDSL"), TROYPEAK LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Troypeak"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Pismo"), and BROADCAST SYSTEMS SOFTWARE LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Broadcast", and together with Treasure Chest, Webcraft, BF Digital, BFL, Olwen, BFDSL, Troypeak and Pismo, the "Borrowers", and each, a "Borrower"), the Banks from time to time party to the Credit Agreement referred to below, BANK OF AMERICA NT & SA and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Co-Agents (collectively, the "Co-Agents," and each, a "Co-Agent"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent, and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :

      WHEREAS, Holdings, BFPH, the Borrowers, the Banks, the Co-Agents, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 22, 1998 (as in effect on the date hereof, the "Credit Agreement"); and

      WHEREAS, subject to the terms and conditions of this Amendment, the Banks wish to grant certain consents under the Credit Agreement and the parties hereto wish to amend the Credit Agreement, in each case as herein provided;

      NOW, THEREFORE, it is agreed:

I. AMENDMENTS AND CONSENTS TO CREDIT AGREEMENT.

      1. Section 8.11(a) of the Credit Agreement is hereby amended by (i) inserting the text "(other than a Shell Corporation, so long as it remains a Shell Corporation)" immediately after the text "each Domestic Subsidiary" appearing in clause (x) of said Section, (ii) inserting the text "(other than a Shell Corporation, so long as it remains a Shell Corporation)" immediately after the text "each U.K. Subsidiary" appearing in clause (y) of said Section, (iii) inserting the text "(I) in the case of an Immaterial U.K. Subsidiary, as soon as reasonably practicable but in any event within 90 days after its establishment, creation or acquisition, and (II) in the case of any other U.K. Subsidiary, at the time of its establishment, creation or acquisition," immediately following the text "that does not become a U.K. Borrower pursuant to Section 6," appearing in clause (y)(i) of said Section and (iv) inserting the text "(I) in the case of an Immaterial U.K. Subsidiary, as soon as reasonably practicable but in any event within 90 days after its establishment, creation or acquisition, and (II) in the case of any other U.K. Subsidiary, at the time of its establishment, creation or acquisition," immediately after the text "(ii)" appearing in clause
(y) of said Section.

      2. Notwithstanding anything to the contrary contained in Section 9.01 of the Credit Agreement, Liens incurred or deposits made by a U.K. Credit Party to secure the Indebtedness permitted pursuant to Section 6 of Part I of this Amendment below shall be permitted.

      3.  Notwithstanding anything to the contrary contained in Section 9.02,
9.04 or 9.05 of the Credit Agreement, (i) Holdings may transfer to the Investment Subsidiary any equity interests representing an Investment distributed to it as permitted by clause (ii) of Section 4 below in exchange for a promissory note substantially in the form of an Intercompany Note (the "Holdings Intercompany Note"), so long as such Holdings Intercompany Note is pledged to the Collateral Agent pursuant to the U.S. Pledge and Security Agreement and (ii) the Investment Subsidiary may incur Indebtedness to Holdings evidenced by Holdings Intercompany Notes to the extent issued in connection with a transfer permitted by clause (i) above.

      4.  Notwithstanding anything to the contrary contained in Section 9.02 or
9.03 of the Credit Agreement, (i) BFPH may distribute all of the capital stock of the Investment Subsidiary to Holdings, so long as, immediately after giving effect to such distribution, all of the capital stock of the Investment Subsidiary is pledged to the Collateral Agent pursuant to, and in accordance with the requirements of, Section 9.11(y)(ii) of the Credit Agreement and (ii) BFPH may distribute to Holdings any equity interests representing an existing Investment set forth on Schedule IX to the Credit Agreement (other than the Investment referred to in item 2 on said Schedule) held by BFPH, so long as, immediately following such distribution, (x) Holdings contributes any such Investment as a capital contribution to the Investment Subsidiary or transfers such Investment to the Investment Subsidiary in exchange for a Holdings Intercompany Note and (y) any such Holdings Intercompany Note is pledged to the Collateral Agent pursuant to the U.S. Pledge and Security Agreement.

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      5.  Section 9.03(x) of the Credit Agreement is hereby amended by inserting the text ", either directly or through a Wholly-Owned Subsidiary of Holdings," immediately following the text "are used by Holdings" appearing in said Section.

      6. Notwithstanding anything to the contrary contained in Section 9.04 of the Credit Agreement, Indebtedness of any U.K. Credit Party evidenced by a secured promissory note (each, a "U.K. Permitted Seller Note") issued as consideration to a seller in connection with a Permitted Acquisition shall be permitted, so long as (i) no Default or Event of Default is then in existence or would result from the respective issuance, (ii) the aggregate principal amount of any such U.K. Permitted Seller Note at any time outstanding does not exceed the remainder of (x) the initial aggregate principal amount of such U.K. Permitted Seller Note LESS (y) the sum of (I) the aggregate amount of all repayments of principal thereof after the date of its issuance, (II) the aggregate amount of all redemptions or other acquisitions for value of such U.K. Permitted Seller Note after the date of its issuance pursuant to, and in accordance with the terms of, such U.K. Permitted Seller Note and (III) the aggregate amount of all reductions to the principal amount thereof permitted or required under the terms of such U.K. Permitted Seller Note or the acquisition agreement governing the respective Permitted Acquisition and (iii) such Indebtedness is secured only by a cash deposit made by or on behalf of such U.K. Credit Party in an account at a financial institution in an amount not to exceed the then principal amount owing by such U.K. Credit Party under such U.K. Permitted Seller Note.

      7. Section 9.11 of the Credit Agreement is hereby amended by (i) deleting the text "and (vi) in the case of a U.K. Subsidiary, such new U.K. Subsidiary" appearing in said Section and inserting the text ", (vi) in the case of an Immaterial U.K. Subsidiary, as soon as reasonably practicable but in any event within 90 days after its establishment, creation or acquisition, such new Immaterial U.K. Subsidiary executes a counterpart of the Non-Borrower U.K. Subsidiaries Guaranty (in the event such Immaterial U.K. Subsidiary does not become a U.K. Borrower pursuant to Section 6) or complies with the requirements of Section 6 and becomes a U.K. Borrower hereunder and (in all cases) executes a counterpart of the U.K. Charge Over Shares and Notes and, to the extent required pursuant to Section 8.15, executes a counterpart of the Non-Borrower U.S. Subsidiaries Guaranty and the U.S. Pledge Agreement, (vii) in the case of a U.K. Subsidiary that is not an Immaterial U.K. Subsidiary, such new U.K. Subsidiary" in lieu thereof, and (ii) deleting the text "and (v)" appearing in said Section and inserting the text "and (viii)" in lieu thereof.

      8. Section 9.13 of the Credit Agreement is hereby amended by (i) deleting the text "Treasure Chest, Webcraft and BF Digital" appearing in clause (d) of said Section and inserting the text "any U.S. Borrower or any U.S. Subsidiary Guarantor" in lieu thereof and (ii) inserting the following new clause (e) at the end of said Section:

      "(e) Notwithstanding anything to the contrary contained in Section 9.13(a), the Investment Subsidiary may engage, directly or indirectly, in the Media Business.".

      9. The definition of "Shell Corporation" appearing in Section 10 of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the

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text "Section 8.11(e)," appearing in said definition, (ii) inserting the text
"and (y) any U.K. Subsidiary which does not trade (whether for its own account or for that of another) or owe or have outstanding any material liabilities" immediately following the text "which has not yet occurred" appearing in said definition and (iii) inserting the text "or owned (whether legally or beneficially)" immediately after the text "at any time held" appearing in said definition.

      10. The definition of "Special Unrestricted Leasing Subsidiary" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text "and a direct subsidiary of Treasure Chest, Webcraft and BF Digital" appearing in said definition in its entirety.

      11. The definition of "Unrestricted Subsidiary" appearing in Section 10 of the Credit Agreement is hereby amended by deleting clause (iii) appearing in said definition in its entirety and redesignating clause (iv) of said definition as clause (iii).

      12. Section 10 of the Credit Agreement is hereby further amended by inserting the following definition in appropriate alphabetical order in said
Section:

      "Immaterial U.K. Subsidiary" shall mean, at any time, any U.K. Subsidiary the book value of the gross assets as of the end of fiscal quarter then last ended of which, and the net revenues for the four fiscal quarters then last ended of which, do not exceed at such time 10% of the book value of the consolidated gross assets or consolidated net revenues, as the case may be, of Holdings and its Subsidiaries as of the end of the fiscal quarter of Holdings then last ended or for the four fiscal quarters of Holdings then last ended.

      "Investment Subsidiary" shall mean XL Capital Corporation (formerly known as Big Flower Capital Corporation), a Delaware corporation.


II.  MISCELLANEOUS PROVISIONS.

      1. In order to induce the Banks to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

            (a) no Default or Event of Default exists as of the Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment; and

            (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

      2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) each Credit Agreement Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (ii) the Investment Subsidiary shall have complied with the requirements of clause
(y)(v) of Section 9.11 of the Credit Agreement.

      6. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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                                *      *      *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                   BIG FLOWER HOLDINGS, INC.,
                                   as a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BIG FLOWER PRESS HOLDINGS, INC.,
                                   as a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   TREASURE CHEST ADVERTISING
                                   COMPANY, INC.,  as a Borrower and a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   WEBCRAFT, INC.,
                                   as a Borrower and a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BIG FLOWER DIGITAL SERVICES, INC.,
                                   as a Borrower and a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------

                                     Title:



                                   BIG FLOWER LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   OLWEN DIRECT MAIL LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   TROYPEAK LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   PISMO LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BIG FLOWER DIGITAL SERVICES LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

                                   BROADCAST SYSTEMS SOFTWARE LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BANKERS TRUST COMPANY,
                                   Individually and as
                                   Administrative Agent



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   CREDIT SUISSE FIRST BOSTON,
                                   Individually



                                   By
                                     -------------------------------------------
                                     Title:



                                   By
                                     -------------------------------------------
                                     Title:



                                   CREDIT SUISSE FIRST BOSTON,
                                   as Documentation Agent



                                   By
                                     -------------------------------------------
                                     Title:



                                   By
                                     -------------------------------------------
                                     Title:

                                   ABN AMRO BANK N.V.,
                                   NEW YORK BRANCH



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BANK OF AMERICA NT & SA



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BANKBOSTON, N.A.



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BANK OF MONTREAL



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

                                   THE BANK OF NEW YORK



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BANK POLSKA KASA OPIEKI, S.A.
                                   PEKAO S.A. Group, New York Branch



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   PARIBAS



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:


                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   FIRST UNION NATIONAL BANK



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   CREDIT AGRICOLE INDOSUEZ



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

                                   CITY NATIONAL BANK



                                   By
                                     -------------------------------------------
                                     Title:



                                   CREDIT LYONNAIS, NEW YORK BRANCH



                                   By
                                     -------------------------------------------
                                     Title:



                                   DAI-ICHI KANGYO BANK, LIMITED



                                   By
                                     -------------------------------------------
                                     Title:



                                   DRESDNER BANK AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   THE FUJI BANK, LIMITED
                                   NEW YORK BRANCH



                                   By
                                     -------------------------------------------
                                     Title:

                                   ERSTE BANK DER
                                   OESTERREICHISCHEN SPARKASSEN AG



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   IMPERIAL BANK



                                   By
                                     -------------------------------------------
                                     Title:



                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   NATIONSBANK, N.A.



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   CALIFORNIA BANK AND TRUST,
                                   formerly Sumitomo Bank of California



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

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                                   THE TOKAI BANK, LIMITED



                                   By
                                     -------------------------------------------
                                     Title:



                                   THE TOYO TRUST & BANKING CO., LTD.



                                   By
                                     -------------------------------------------
                                     Title:



                                   UNION BANK OF CALIFORNIA, N.A.



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

                                   MICHIGAN NATIONAL CORPORATION



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title: